SECURITY AGREEMENT

THIS SECURITY AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”) dated as of October 10, 2017 among ADMA BIOLOGICS, INC., a Delaware corporation (“ADMA Biologics”), ADMA PLASMA BIOLOGICS, INC., a Delaware corporation (“ADMA Plasma”), ADMA BIO CENTERS GEORGIA INC., a Delaware corporation (“ADMA Bio Centers”) and ADMA BIOMANUFACTURING, LLC, a Delaware limited liability company (“ADMA BioManufacturing” and together with ADMA Biologics, ADMA Plasma and ADMA Bio Centers, each a “Debtor” and, collectively, the “Debtors”) and WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as Agent for the benefit of the Lender (together with its successors and assigns in such capacity, the “Secured Party”).

W I T N E S S E T H:

WHEREAS, the Debtors will enter into a Credit Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) with Agent and Marathon Healthcare Finance Fund, L.P. (the “Lender”) pursuant to which the Lender will extend to Debtors a credit facility in an aggregate amount of up to $40,000,000. Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Credit Agreement;

AND WHEREAS, each Debtor will derive substantial benefit and advantage from the financial accommodations to the Debtors set forth in the Credit Agreement;

AND WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement that the Debtors shall have executed and delivered this Agreement to Agent for the benefit of the Lender.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.           Definitions. Capitalized terms used herein without definition and defined in the Credit Agreement are used herein as defined therein. In addition, as used herein:

“Accounts” means any “account,” as such term is defined in the UCC, and, in any event, shall include, without limitation, “supporting obligations” as defined in the UCC.

“Acquired Assets” has the meaning set forth in the Biocenters Purchase Agreement as in effect on the Closing Date and attached hereto as Exhibit A.

“Chattel Paper” means any “chattel paper,” as such term is defined in the UCC.

“Collateral” shall have the meaning ascribed thereto in Section 3 hereof.

“Commercial Tort Claims” means “commercial tort claims”, as such term is defined in the UCC.

“Contracts” means all contracts, undertakings, or other agreements (other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which a Debtor may now or hereafter have any right, title or interest, including, without limitation, with respect to an Account, any agreement relating to the terms of payment or the terms of performance thereof.

“Control Agreement” has the meaning set forth in Section 4.5(a) hereof.

“Copyrights” means any copyrights, rights and interests in copyrights, works protectable by copyrights, copyright registrations and copyright applications, including, without limitation, the copyright registrations and applications listed on Schedule III attached hereto (if any), and all renewals of any of the foregoing, all income, royalties, damages and payments now and hereafter due and/or payable under or with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and the right to sue for past, present and future infringements of any of the foregoing.

“Deposit Accounts” means all “deposit accounts” as such term is defined in the UCC, now or hereafter held in the name of a Debtor.

“Documents” means any “documents,” as such term is defined in the UCC, and shall include, without limitation, all documents of title (as defined in the UCC), bills of lading or other receipts evidencing or representing Inventory or Equipment.

“Equipment” means any “equipment,” as such term is defined in the UCC and, in any event, shall include, Motor Vehicles.

“General Intangibles” means any “general intangibles,” as such term is defined in the UCC, and, in any event, shall include, without limitation, payment intangibles, contract rights, rights to payment, rights arising under common law, statutes, or regulations, choses or things in action, goodwill (including the goodwill associated with any Trademark), Patents, Trademarks, Copyrights, URLs and domain names, industrial designs and other Intellectual Property or rights therein or applications therefor, whether under license or otherwise, programs, programming materials, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, rights to payment and other rights under any royalty or licensing agreements, including Intellectual Property Licenses, infringement claims, computer programs, information contained on computer disks or tapes, software, literature, reports, catalogs, pension plan refunds, pension plan refund claims, insurance premium rebates, tax refunds, and tax refund claims, interests in a partnership or limited liability company which do not constitute a security under Article 8 of the UCC.

“Goods” means any “goods”, as such term is defined in the UCC, including, without limitation, fixtures and embedded Software to the extent included in “goods” as defined in the UCC.

“Instruments” means any “instrument,” as such term is defined in the UCC, and shall include, without limitation, promissory notes, drafts, bills of exchange, trade acceptances, letters of credit, letter of credit rights (as defined in the UCC), and Chattel Paper.

“Intellectual Property” means Patents, Copyrights, Trademarks, the goodwill associated with such Trademarks, trade secrets and Intellectual Property Licenses.

“Intellectual Property Licenses” means rights under or interests in any agreement providing for the license of any patent, trademark, copyright or other intellectual property, including software license agreements, whether a Debtor is a licensee or licensor under any such license agreement, including the license agreements listed on Schedule IV attached hereto.

“Inventory” means any “inventory,” as such term is defined in the UCC.

“Investment Property” means any “investment property”, as such term is defined in the UCC.

“Mortgage” has the meaning set forth in Section 2(h) hereto.

“Motor Vehicles” shall mean motor vehicles, tractors, trailers and other like property, whether or not the title thereto is governed by a certificate of title or ownership.

“Patents” means any patents and patent applications, including, without limitation, the inventions and improvements described and claimed therein, all patentable inventions and those patents and patent applications listed on Schedule V attached hereto (if any), and the reissues, divisions, continuations, renewals, extensions and continuations-in-part of any of the foregoing, and all income, royalties, damages and payments now or hereafter due and/or payable under or with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and the right to sue for past, present and future infringements of any of the foregoing.

“Proceeds” means “proceeds,” as such term is defined in the UCC and, in any event, includes, without limitation, (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any person acting under color of Governmental Authority), and (c) any and all other amounts from time to time paid or payable under, in respect of or in connection with any of the Collateral.

“Representative” means any Person acting as agent, representative or trustee on behalf of the Secured Party from time to time.

“Security Documents” means this Agreement, the Control Agreements, the Mortgage, and any and all other Collateral Documents.

“Software” means all “software” as such term is defined in the UCC, now owned or hereafter acquired by a Debtor, other than software embedded in any category of Goods, including, without limitation, all computer programs and all supporting information provided in connection with a transaction related to any program.

“Specified Collateral” means the (a) real property leases covering (i) 6290 Jimmy Carter Boulevard, Suite 206-208, Norcross, GA 30071, and (ii) Terrace at Windy Hill (Suites 220 and 212) 3000 Windy Hill Road SE, Marietta, GA 30067 and (b) other Acquired Assets (as defined in the Biocenters Purchase Agreement as in effect on the Closing Date).

“Trademarks” means any trademarks, trade names, internet domain names, URLs, all websites, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other business identifiers, prints and labels on which any of the foregoing have appeared or appear, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, the trademarks, trademark applications, internet domain names and URLs listed in Schedule VI attached hereto (if any) and renewals thereof, and all income, royalties, damages and payments now or hereafter due and/or payable under or with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and the right to sue for past, present and future infringements of any of the foregoing.

“UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York; provided, that to the extent that the Uniform Commercial Code is used to define any term herein and such term is defined differently in different Articles or Divisions of the Uniform Commercial Code, the definition of such term contained in Article or Division 9 shall govern.

Section 2.           Representations, Warranties and Covenants of Debtors. Each Debtor represents and warrants to, and covenants with, the Secured Party as follows:

(a)          Such Debtor has or will have rights in and the power to transfer the Collateral in which it purports to grant a security interest pursuant to Section 3 hereof (subject, with respect to after acquired Collateral, to such Debtor acquiring the same) and no Lien other than Permitted Liens exists or will exist upon such Collateral at any time.

(b)          This Agreement is effective to create in favor of Secured Party a valid security interest in and Lien upon all of such Debtor’s right, title and interest in and to the Collateral, and upon (i) the filing of appropriate UCC financing statements in the jurisdictions listed on Schedule I attached hereto, (ii) each Deposit Account being subject to a Control Agreement (as hereinafter defined) among the applicable Debtor, depository institution and the Secured Party on behalf of the Lender, (iii) filings in the United States Patent and Trademark Office, or United States Copyright Office with respect to Collateral that is Patents and Trademarks, or Copyrights, as the case may be, (iv) the filing of the Mortgages in the jurisdictions listed on Schedule I hereto, (v) the delivery to the Secured Party of the Pledged Collateral together with assignments in blank, (vi) the security interest created hereby being noted on each certificate of title evidencing the ownership of any Motor Vehicle in accordance with Section 4.1(d) hereof and (vii) delivery to the Secured Party or its Representative of Instruments duly endorsed by such Debtor or accompanied by appropriate instruments of transfer duly executed by such Debtor with respect to Instruments not constituting Chattel Paper, such security interest will be a duly perfected first priority perfected security interest (subject only to Permitted Liens) in all of the Collateral.

(c)          All of the Equipment, Inventory and Goods owned by such Debtor is located at the places as specified on Schedule I attached hereto other than locations where such Equipment, Inventory and Goods is temporarily located for maintenance or repair and locations in transit. Except as disclosed on Schedule I, none of the Collateral is in the possession of any bailee, warehousemen, processor or consignee. Schedule I discloses such Debtor’s name as of the date hereof as it appears in official filings in the state or province, as applicable, of its incorporation, formation or organization, the type of entity of such Debtor (including corporation, partnership, limited partnership or limited liability company), organizational identification number issued by such Debtor’s state of incorporation, formation or organization (or a statement that no such number has been issued), such Debtor’s state or province, as applicable, of incorporation, formation or organization and the chief place of business, chief executive office and the office where such Debtor keeps its books and records and the states in which such Debtor conducts its business. Such Debtor has only one state or province, as applicable, of incorporation, formation or organization. Such Debtor does not do business and has not done business during the past five (5) years under any trade name or fictitious business name except as disclosed on Schedule II attached hereto.

(d)          No Copyrights, Patents, Intellectual Property Licenses or Trademarks listed on Schedules III, IV and V, respectively, if any, have been adjudged invalid or unenforceable or have been canceled, in whole or in part, or are not presently subsisting. Each of such Copyrights, Patents, Intellectual Property Licenses and Trademarks (if any) is valid and enforceable. Such Debtor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of such Copyrights, Patents, Intellectual Property Licenses and Trademarks, identified on Schedules III, IV and V, as applicable, as being owned by such Debtor, free and clear of any liens, charges and encumbrances, including without limitation licenses, shop rights and covenants by such Debtor not to sue third persons. Such Debtor has adopted, used and is currently using, or has a current bona fide intention to use, all of such Trademarks and Copyrights. Such Debtor has no written notice of any suits or actions commenced or threatened with reference to the Copyrights, Patents or Trademarks owned by it.

(e)          Without duplication of any information required to be delivered by such Debtor to Secured Party under and in accordance with the terms of the Credit Agreement, each Debtor agrees to deliver to the Secured Party an updated Schedule I, II, III, IV, V, VI, VII, and/or VIII within ten (10) Business Days of any change thereto.

(f)           All depositary and other accounts including, without limitation, Deposit Accounts, securities accounts, brokerage accounts and other similar accounts, maintained by each Debtor (other than Excluded Accounts) are described on Schedule VII hereto, which description includes for each such account the name of the Debtor maintaining such account, the name and address of the financial institution at which such account is maintained and the account number of such account. No Debtor shall open any new Deposit Accounts, securities accounts, brokerage accounts or other accounts unless such Debtor shall have given Secured Party ten (10) Business Days’ prior written notice of its intention to open any such new accounts. Each Debtor shall deliver to Secured Party a revised version of Schedule VII showing any changes thereto promptly following, but in any event within five (5) Business Days of, any such change. Each Debtor hereby authorizes the financial institutions at which such Debtor maintains an account to provide Secured Party with such information with respect to such account as Secured Party from time to time reasonably may request, and each Debtor hereby consents to such information being provided to Secured Party. In addition, all of such Debtor’s depositary, security, brokerage and other accounts including, without limitation, Deposit Accounts (other than Excluded Accounts) shall be subject to the provisions of Section 4.5 hereof.

(g)          Such Debtor does not own any Commercial Tort Claim having a value in excess of $50,000 except for those disclosed on Schedule VIII hereto (if any).

(h)          Such Debtor does not have any interest in real property except as disclosed on Schedule IX (if any). Each Debtor shall deliver to Secured Party a revised version of Schedule IX showing any changes thereto within twenty (20) days of any such change. Except as otherwise agreed to by Secured Party, all such interests in real property with respect to such real property are subject to a mortgage and deed of trust (in form and substance satisfactory to Secured Party and the Lender) in favor of Secured Party (hereinafter, a “Mortgage”).

(i)            Each Debtor shall duly and properly record each interest in real property held by such Debtor that is required to be subject to a Mortgage, except with respect to easements, rights of way, access agreements, surface damage agreements, surface use agreements or similar agreements that such Debtor, using prudent customs and practices in the industry in which it operates, does not believe are of material value or material to the operation of such Debtor’s business or, with respect to state and federal rights of way, are not capable of being recorded as a matter of state and federal law.

(j)            All Equipment (including, without limitation, Motor Vehicles) owned by a Debtor and subject to a certificate of title or ownership statute is described on Schedule X hereto.

Section 3.           Collateral.

(a)          As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Obligations, each Debtor hereby pledges and grants to the Secured Party, for the benefit of the Lender, a Lien on and security interest in and to all of such Debtor’s right, title and interest in the following properties and assets of such Debtor, whether now owned by such Debtor or hereafter acquired and whether now existing or hereafter coming into existence and wherever located (all being collectively referred to herein as “Collateral”):

(i)         all Instruments, together with all payments thereon or thereunder:

(ii)         all Accounts;

(iii)        all Inventory;

(iv)        all General Intangibles (including Software);

(v)         all Equipment;

(vi)        all Documents;

(vii)       all Contracts;

(viii)       all Goods;

(ix)         all Investment Property, including without limitation all equity interests now owned or hereafter acquired by such Debtor;

(x)         all Deposit Accounts, including, without limitation, the Debt Service Reserve Account and the balance from time to time in all bank accounts maintained by such Debtor;

(xi)        all Commercial Tort Claims specified on Schedule VII;

(xii)       all Trademarks, Patents and Copyrights;

(xiii)       all Chattel Paper, all amounts payable thereunder, all rights and remedies of such Debtor thereunder including but limited to the right to amend, grant waivers and declare defaults, any and all accounts evidenced thereby, any guarantee thereof, and all collections and monies due or to become due or received by any Person in payment of any of the foregoing;

(xiv)      all books and records pertaining to the Collateral; and

(xv)       all other tangible and intangible property of such Debtor, including, without limitation, all interests in real property, Proceeds, tort claims, products, accessions, rents, profits, income, benefits, substitutions, additions and replacements of and to any of the property of such Debtor described in the preceding clauses of this Section 3 (including, without limitation, any proceeds of insurance thereon, insurance claims and all rights, claims and benefits against any Person relating thereto), other rights to payments not otherwise included in the foregoing, and all books, correspondence, files, records, invoices and other papers, including without limitation all tapes, cards, computer runs, computer programs, computer files and other papers, documents and records in the possession or under the control of such Debtor, any computer bureau or service company from time to time acting for such Debtor.

Notwithstanding anything to the contrary in this Agreement, this Agreement shall not constitute a grant of a security interest in (A) any intent-to-use trademark applications filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. §1051, to the extent that, and solely during the period in which, the grant of a security interest therein otherwise invalidate such Debtor’s right, title or interest therein, (B) if the issuer of any of equity interests constituting Collateral is a controlled foreign corporation (used hereinafter as such term is defined in Section 975(a) or a successor provision of the Internal Revenue Code), the Collateral shall not include any shares of stock of such issuer in excess of 65% of the outstanding voting power of all classes of capital stock entitled to vote of such issuer, (C) any property owned by a Debtor that is subject to a purchase money Lien or a capital lease permitted hereunder if the contractual obligation pursuant to which such Lien is granted (or the document providing for such capital lease) prohibits the creation of a Lien thereon or expressly requires the consent of any person other than a Loan Party, unless such consent has been obtained or such prohibitions otherwise cease to exist, in which case such Collateral shall automatically become subject to the security interest granted hereunder and (D) the Acquired Assets.

(b)          The security interest grant under this Section does not constitute and is not intended to result in a creation or an assumption by the Secured Party of any obligation of any Debtor or any other Person in connection with any or all of the Collateral or under any agreement or instrument relating thereto. Anything herein to the contrary notwithstanding, (i) the exercise by the Secured Party of any of its rights in the Collateral shall not release any Debtor from any of its duties or obligations in respect of the Collateral and (ii) neither the Secured Party nor the Lender shall have any obligations or liability in respect of the Collateral by reason of this Agreement, nor shall the Secured Party or the Lender be obligated to perform any of the obligations or duties of any Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

Section 4.           Covenants; Remedies. In furtherance of the grant of the pledge and security interest pursuant to Section 3 hereof, each Debtor hereby agrees with the Secured Party as follows:

4.1         Delivery and Other Perfection; Maintenance, etc.

(a)          Delivery of Instruments, Documents, Etc. Each Debtor shall deliver and pledge to the Secured Party or its Representative any and all Instruments, negotiable Documents, Chattel Paper and certificated securities (accompanied by stock/membership interest powers executed in blank, which stock/membership interest powers may be filled in and completed at any time upon and following the occurrence of any Event of Default duly endorsed and/or accompanied by such instruments of assignment and transfer executed by such Debtor in such form and substance as the Secured Party or its Representative may request; provided, that so long as no Event of Default shall have occurred and be continuing, each Debtor may retain for collection in the ordinary course of business any Instruments, negotiable Documents and Chattel Paper received by such Debtor in the ordinary course of business, and the Secured Party or its Representative shall, promptly upon request of a Debtor, make appropriate arrangements for making any other Instruments, negotiable Documents and Chattel Paper pledged by such Debtor available to such Debtor for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate by the Secured Party or its Representative, against a trust receipt or like document). If a Debtor retains possession of any Chattel Paper, negotiable Documents or Instruments pursuant to the terms hereof, such Chattel Paper, negotiable Documents and Instruments shall be marked with the following legend: “This writing and the obligations evidenced or secured hereby are subject to the security interest of Wilmington Trust, National Association, in its capacity as agent for one or more creditors, as Secured Party.”

(b)          Other Documents and Actions. Each Debtor shall give, execute, deliver, file and/or record any financing statement, registration, notice, instrument, document, agreement, Mortgage or other papers that may be necessary (as determined in the reasonable judgment of the Secured Party or its Representative (at the direction of Lender) or Lender) to create, preserve, perfect or validate the security interest granted pursuant hereto (or any security interest or mortgage contemplated or required hereunder, including with respect to Section 2(h) of this Agreement) or to enable the Secured Party or its Representative to exercise and enforce the rights of the Secured Party hereunder with respect to such pledge and security interest, provided that notices to account debtors in respect of any Accounts or Instruments shall be subject to the provisions of clause (e) below. Notwithstanding the foregoing each Debtor hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any filing office in any jurisdiction any initial financing statements (and other similar filings or registrations under other applicable laws and regulations pertaining to the creation, attachment, or perfection of security interests) and amendments thereto that (a) indicate the Collateral (i) as all assets of such Debtor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether such Debtor is an organization, the type of organization and any organization identification number issued to such Debtor, and (ii) in the case of a financing statement filed as a fixture filing, a sufficient description of real property to which the Collateral relates. Each Debtor agrees to furnish any such information to the Secured Party promptly upon request. Each Debtor also ratifies its authorization for the Secured Party to have filed in any jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

(c)          Books and Records. Each Debtor shall maintain at its own cost and expense complete and accurate, in all material respects, books and records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral. Upon the occurrence and during the continuation of any Event of Default, each Debtor shall deliver and turn over any such books and records (or true and correct copies thereof) to the Secured Party or its Representative at any time on demand. Each Debtor shall permit any Representative of the Secured Party, in accordance with Section 6.2 of the Credit Agreement, to inspect such books and records at any time during reasonable business hours and will provide photocopies thereof at such Debtor’s expense to the Secured Party upon request of the Secured Party.

(d)          Motor Vehicles. Each Debtor shall, promptly upon acquiring same, cause the Secured Party to be listed as the lienholder on each certificate of title or ownership covering any items of Equipment, including Motor Vehicles, having a value in excess of $50,000 individually or in the aggregate for all such items of Equipment of the Debtor, or otherwise comply with the certificate of title or ownership laws of the relevant jurisdiction issuing such certificate of title or ownership in order to properly evidence and perfect Secured Party’s security interest in the assets represented by such certificate of title or ownership.

(e)          Notice to Account Debtors; Verification. (i) Upon the occurrence and during the continuance of any Event of Default (or if any rights of set-off (other than set-offs against an Account arising under the Contract giving rise to the same Account) or contra accounts may be asserted), upon request of the Secured Party or its Representative, each Debtor shall promptly notify (and each Debtor hereby authorizes the Secured Party and its Representative so to notify) each account debtor in respect of any Accounts or Instruments or other Persons obligated on the Collateral that such Collateral has been assigned to the Secured Party hereunder, and that any payments due or to become due in respect of such Collateral are to be made directly to the Secured Party, and (ii) the Secured Party and its Representative shall have the right at any time or times to make direct verification with the account debtors or other Persons obligated on the Collateral of any and all of the Accounts or other such Collateral.

(f)           Intellectual Property. Each Debtor represents and warrants that the Copyrights, Patents, Intellectual Property Licenses and Trademarks listed on Schedules III, IV, V and VI, respectively (if any), constitute all of the registered Copyrights and all of the Patents, Intellectual Property Licenses and Trademarks now owned by such Debtor. If such Debtor shall (i) obtain rights to any new patentable inventions, any registered Copyrights or any Patents, Intellectual Property Licenses or Trademarks, or (ii) become entitled to the benefit of any registered Copyrights or any Patents, Intellectual Property Licenses or Trademarks or any improvement on any Patent, the provisions of this Agreement above shall automatically apply thereto and such Debtor shall give to Secured Party notice thereof in accordance with Section 6.8(d) of the Credit Agreement. Each Debtor hereby authorizes Secured Party to modify this Agreement by amending Schedules III, IV, V and VI, as applicable, to include any such registered Copyrights or any such Patents, Intellectual Property Licenses and Trademarks. Each Debtor shall have the duty (i) to prosecute diligently any patent, trademark, or service mark applications pending as of the date hereof or hereafter, (ii) to preserve and maintain all rights in the Copyrights, Patents, Intellectual Property Licenses and Trademarks, to the extent material to the operations of the business of such Debtor and (iii) to ensure that the Copyrights, Patents, Intellectual Property Licenses and Trademarks are and remain enforceable, to the extent material to the operations of the business of such Debtor. Any expenses incurred in connection with such Debtor’s obligations under this Section 4.1(f) shall be borne by such Debtor. Except for any such items that a Debtor reasonably believes (using prudent industry customs and practices) are no longer necessary for the on-going operations of its business, no Debtor shall abandon any material right to file a patent, trademark or service mark application, or abandon any pending patent, trademark or service mark application or any other Copyright, Patent, Intellectual Property License or Trademark without the prior written consent of Secured Party (at the direction of Lender), which consent shall not be unreasonably withheld.

(g)          Further Identification of Collateral. Each Debtor will, when and as often as requested by the Secured Party or its Representative (but, absent the occurrence and continuance of an Event of Default, in no event more frequently than quarterly), furnish to the Secured Party or such Representative, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party or its Representative may reasonably request, all in reasonable detail.

(h)          Investment Property. Each Debtor will take any and all actions required or requested by the Secured Party, from time to time, to cause the Secured Party to obtain exclusive control of any Investment Property owned by such Debtor in a manner acceptable to the Secured Party and the Lender. For purposes of this Section 4.1(h), the Secured Party shall have exclusive control of Investment Property if (i) such Investment Property consists of certificated securities and a Debtor delivers such certificated securities to the Secured Party (with assignments in blank or appropriate endorsements if such certificated securities are in registered form); (ii) such Investment Property consists of uncertificated securities and either (x) a Debtor delivers such uncertificated securities to the Secured Party or (y) the issuer thereof agrees, pursuant to documentation in form and substance reasonably satisfactory to the Secured Party and the Lender, that it will comply with instructions originated by the Secured Party without further consent by such Debtor, and (iii) such Investment Property consists of security entitlements and either (x) the Secured Party becomes the entitlement holder thereof or (y) the appropriate securities intermediary agrees, pursuant to the documentation in form and substance satisfactory to the Secured Party and the Lender, that it will comply with entitlement orders originated by the Secured Party without further consent by any Debtor.

(i)            Commercial Tort Claims. Each Debtor shall promptly notify Secured Party of any Commercial Tort Claim acquired by it that concerns a claim in excess of $50,000 and unless otherwise consented to by Secured Party or Lender, such Debtor shall enter into a supplement to this Agreement granting to Secured Party a Lien on and security interest in such Commercial Tort Claim.

4.2         Other Liens. Debtors will not create, permit or suffer to exist, and will defend the Collateral against and take such other action as is necessary to remove, any Lien on the Collateral except Permitted Liens, and will defend the right, title and interest of the Secured Party in and to the Collateral and in and to all Proceeds thereof against the claims and demands of all Persons whatsoever.

4.3         Preservation of Rights. Whether or not any Event of Default has occurred or is continuing, the Secured Party and its Representative shall have the right, at the direction of the Lender, to take any steps the Secured Party or its Representative (at the direction of Lender) deems necessary or appropriate to preserve any Collateral or any rights against third parties to any of the Collateral, including obtaining insurance for the Collateral at any time when such Debtor has failed to do so, and Debtors shall promptly pay, or reimburse the Secured Party and the Lender for, all reasonable and customary expenses incurred in connection therewith.

4.4         Name Change; Location; Bailees.

(a)          No Debtor shall form or acquire any subsidiary other than in accordance with the express terms of the Credit Agreement.

(b)          Each Debtor shall provide the Secured Party at least ten (10) Business Days prior written notice of (i) any reincorporation or reorganization of itself under the laws of any jurisdiction other than the jurisdiction in which it is incorporated or organized as of the date hereof, and/or (ii) any change of its name, identity or corporate structure. Each Debtor will notify Secured Party promptly, in writing (but in any event at least ten (10) Business Days prior to) any such change in the proposed use by such Debtor of any tradename or fictitious business name other than any such name set forth on Schedule II attached hereto.

(c)          Except for the sale of Inventory in the ordinary course of business, other sales of assets expressly permitted by the terms of the Credit Agreement and except for Collateral temporarily located for maintenance or repair (so long as the applicable Debtor shall have provided Secured Party at least ten (10) Business Days prior written notice of such temporary location), each Debtor will keep the Collateral at the locations specified in Schedule I. Each Debtor will give Secured Party ten (10) Business Days written notice following any change in such Debtor’s chief place of business or of any new location for any of the Collateral.

(d)          If any Collateral is at any time in the possession or control of any warehousemen, bailee, consignee or processor, such Debtor shall promptly notify Secured Party of such fact and, upon the request of Secured Party or its Representative, notify such warehousemen, bailee, consignee or processor of the Lien and security interest created hereby and shall instruct such Person to hold all such Collateral for Secured Party’s account subject to Secured Party’s instructions.

(e)          Each Debtor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the prior written consent of Secured Party and agrees that it will not do so without the prior written consent of Secured Party, subject to such Debtor’s rights under Section 9-509(d)(2) to the UCC.

4.5         Bank Accounts and Securities Accounts. On or prior to the date hereof, the Secured Party and each Debtor, as applicable, shall enter into an account control agreement or securities account control agreement (other than Excluded Accounts), as applicable (each a “Control Agreement”), in a form reasonably acceptable to the Secured Party and the Lender, with each financial institution with which such Debtor maintains from time to time any Deposit Accounts (general or special), securities accounts, brokerage accounts or other similar accounts, which financial institutions are set forth on Schedule VI attached hereto. Pursuant to this Agreement, each such Debtor grants and shall grant to the Secured Party a continuing lien upon, and security interest in, all such accounts and all funds at any time paid, deposited, credited or held in such accounts (whether for collection, provisionally or otherwise) or otherwise in the possession of such financial institutions, and each such financial institution. Following the Closing Date, no Debtor shall establish any Deposit Account, securities account, brokerage account or other similar account (other than Excluded Accounts) with any financial institution unless prior thereto the Secured Party and such Debtor shall have entered into a Control Agreement with such financial institution which purports to cover such account. Each Debtor shall deposit and keep on deposit all of its funds into a Deposit Account (other than Excluded Accounts) which is subject to a Control Agreement.

4.6         Events of Default, Etc. During the period during which an Event of Default shall have occurred and be continuing:

(a)          each Debtor shall, at the request of the Secured Party or its Representative, assemble the Collateral and make it available to Secured Party or its Representative at a place or places designated by the Secured Party or its Representative which are reasonably convenient to Secured Party or its Representative, as applicable, and such Debtor;

(b)          the Secured Party or its Representative may (with the consent of the Lender) make any reasonable compromise or settlement deemed desirable with respect to any of the Collateral and may with the consent of the Lender) extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, any of the Collateral;

(c)          the Secured Party shall have all of the rights and remedies with respect to the Collateral of a secured party under the UCC (whether or not said UCC is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the maximum extent permitted by law, to: (i) exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Secured Party were the sole and absolute owner thereof (and each Debtor agrees to take all such action as may be appropriate to give effect to such right) and (ii) to the appointment of a receiver or receivers for all or any part of the Collateral or business of a Debtor, whether such receivership be incident to a proposed sale or sales of such Collateral or otherwise and without regard to the value of the Collateral or the solvency of any person or persons liable for the payment of the Obligations secured by such Collateral. Effective following the occurrence and during the continuance of an Event of Default, each Debtor hereby consents to the appointment of such receiver or receivers, waives any and all defenses to such appointment and agrees that such appointment shall in no manner impair, prejudice or otherwise affect the rights of Secured Party under this Agreement. Each Debtor hereby expressly waives notice of a hearing for appointment of a receiver and the necessity for bond or an accounting by the receiver;

(d)          the Secured Party or its Representative shall have the right, at the direction of the Lender, in the name of the Secured Party or in the name of a Debtor or otherwise, to demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so;

(e)          the Secured Party or its Representative shall have the right, at the direction of the Lender, to take immediate possession and occupancy of any premises owned, used or leased by a Debtor and exercise all other rights and remedies which may be available to the Secured Party;

(f)           the Secured Party shall have the right, at the direction of the Lender, upon reasonable notice (such reasonable notice to be determined by Secured Party in its sole and absolute discretion, which shall not be less than ten (10) days), with respect to the Collateral or any part thereof (whether or not the same shall then be or shall thereafter come into the possession, custody or control of the Secured Party or its Representative), to sell, lease, license, assign or otherwise dispose of all or any part of such Collateral, at such place or places as the Secured Party (at the direction of the Lender) deems best, and for cash or for credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is required above or by applicable statute and cannot be waived), and the Secured Party or Lender or anyone else may be the purchaser, lessee, licensee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of Debtors, any such demand, notice and right or equity being hereby expressly waived and released. The Secured Party may, and at the direction of the Lender shall, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned;

(g)          the Secured Party may, and at the direction of the Lender shall, proceed to perform any and all of the obligations of any Debtor contained in any Contract and exercise any and all rights of a Debtor therein contained as such Debtor itself could;

(h)          the Secured Party shall have the right to use any Debtor’s rights under any Intellectual Property Licenses in connection with the enforcement of the Secured Party’s rights hereunder; and

(i)            the rights, remedies and powers conferred by this Section 4.6 are in addition to, and not in substitution for, any other rights, remedies or powers that the Secured Party may have under any Loan Document, at law, in equity or by or under the UCC or any other statute or agreement. The Secured Party may proceed by way of any action, suit or other proceeding at law or in equity and no right, remedy or power of the Secured Party will be exclusive of or dependent on any other. The Secured Party may exercise any of its rights, remedies or powers separately or in combination and at any time.

The proceeds of each collection, sale or other disposition under this Section 4.6 shall be applied in accordance with Section 4.9 hereof.

4.7         Deficiency. If the proceeds of sale, collection or other realization of or upon the Collateral are insufficient to cover the costs and expenses of such realization and the payment in full of the Obligations, Debtors shall remain jointly and severally liable for any deficiency.

4.8         Private Sale. Each Debtor recognizes that the Secured Party may be unable to effect a public sale of any or all of the Collateral consisting of securities by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the “Act”), and applicable state securities laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Collateral for their own account for investment and not with a view to the distribution or resale thereof. Each Debtor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and each Debtor agrees that it is not commercially unreasonable for Secured Party to engage in any such private sales or dispositions under such circumstances. The Secured Party shall be under no obligation to delay a sale of any of the Collateral to permit a Debtor to register such Collateral for public sale under the Act, or under applicable state securities laws, even if Debtors would agree to do so. The Secured Party shall not incur any liability as a result of the sale of any such Collateral, or any part thereof, at any private sale provided for in this Agreement and each Debtor hereby waives any claims against the Secured Party arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Secured Party accepts the first offer received and does not offer the Collateral to more than one offeree.

Each Debtor further agrees to do or cause to be done all such other acts and things as may be necessary to make such sale or sales of any portion or all of any such Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at such Debtor’s expense. Each Debtor further agrees that a breach of any of the covenants contained in this Section 4.8 will cause irreparable injury to the Secured Party, that the Secured Party has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 4.8 shall be specifically enforceable against Debtors, and each Debtor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing.

4.9         Application of Proceeds. The proceeds of any collection, sale or other realization of all or any part of the Collateral following the occurrence and during the continuance of an Event of Default, and any other cash at the time held by the Secured Party under this Agreement, shall be applied to the Obligations in such order as Secured Party shall elect.

4.10      Attorney-in-Fact. Each Debtor hereby irrevocably constitutes and appoints the Secured Party, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Debtor and in the name of such Debtor or in its own name, from time to time in the discretion of the Secured Party, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary to perfect or protect any security interest granted hereunder, to maintain the perfection or priority of any security interest granted hereunder, or to otherwise accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, hereby gives the Secured Party the power and right, on behalf of such Debtor, without notice to or assent by such Debtor (to the extent permitted by applicable law), to do the following:

(a)          upon the occurrence and during the continuation of an Event of Default, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary to accomplish the purposes of this Agreement;

(b)          upon the occurrence and during the continuation of an Event of Default, to ask, demand, collect, receive and give acquittance and receipts for any and all moneys due and to become due under any Collateral and, in the name of such Debtor or its own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other Instruments for the payment of moneys due under any Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Secured Party (at the direction of Lender) for the purpose of collecting any and all such moneys due under any Collateral whenever payable and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Secured Party (at the direction of Lender) for the purpose of collecting any and all such moneys due under any Collateral whenever payable;

(c)          to pay or discharge charges or liens levied or placed on or threatened against the Collateral, to effect any insurance called for by the terms of this Agreement and to pay all or any part of the premiums therefor;

(d)          upon the occurrence and during the continuation of an Event of Default, to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due, and to become due thereunder, directly to the Secured Party or as the Secured Party shall direct (at the direction of Lender), and to receive payment of and receipt for any and all moneys, claims and other amounts due, and to become due at any time, in respect of or arising out of any Collateral;

(e)          upon the occurrence and during the continuation of an Event of Default, to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts and other Documents constituting or relating to the Collateral;

(f)           upon the occurrence and during the continuation of an Event of Default, to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral;

(g)          upon the occurrence and during the continuation of an Event of Default, to defend any suit, action or proceeding brought against a Debtor with respect to any Collateral;

(h)          upon the occurrence and during the continuation of an Event of Default, to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Secured Party may deem appropriate (at the direction of Lender);

(i)            to the extent that a Debtor’s authorization given in Section 4.1(b) of this Agreement is not sufficient to file such financing statements with respect to this Agreement, with or without such Debtor’s signature, or to file a photocopy of this Agreement in substitution for a financing statement, as the Secured Party may deem appropriate (at the direction of Lender) and to execute in such Debtor’s name such financing statements and amendments thereto and continuation statements which may require such Debtor’s signature;

(j)            upon the occurrence and during the continuation of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Secured Party were the absolute owners thereof for all purposes; and

(k)          to do, at the Secured Party’s option (at the direction of Lender) and at such Debtor’s expense, at any time, or from time to time, all acts and things which the Secured Party reasonably deems necessary to protect or preserve or, upon the occurrence and during the continuation of an Event of Default, realize upon the Collateral and the Secured Party’s lien therein, in order to effect the intent of this Agreement, all as fully and effectively as such Debtor might do.

Each Debtor hereby ratifies, to the extent permitted by law, all that such attorneys lawfully do or cause to be done by virtue hereof provided the same is performed in a commercially reasonable manner. The power of attorney granted hereunder is a power coupled with an interest and shall be irrevocable until the Obligations are Paid in Full and this Agreement is terminated in accordance with Section 4.12 hereof.

Each Debtor also authorizes the Secured Party, at any time from and after the occurrence and during the continuation of any Event of Default, (x) to communicate in its own name with any party to any Contract with regard to the assignment of the right, title and interest of such Debtor in and under the Contracts hereunder and other matters relating thereto and (y) to execute, in connection with any sale of Collateral provided for in Section 4.6 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

4.11      Perfection. Prior to or concurrently with the execution and delivery of this Agreement, each Debtor shall:

(a)          file such financing statements, assignments for security and other documents in such offices as may be necessary or as the Secured Party or the Representative may request to perfect the security interests granted by Section 3 of this Agreement;

(b)          at Secured Party’s request, deliver to the Secured Party or its Representative the originals of all Instruments together with, in the case of Instruments constituting promissory notes, allonges attached thereto showing such promissory notes to be payable to the order of a blank payee;

(c)          deliver to the Secured Party or its Representative an Account Control Agreement for each Deposit Account owned by such Debtor, acceptable in all respects to Secured Party and the Lender, duly executed by the applicable Debtor and the financial institution at which such Debtor maintains such Deposit Account; and

(d)          deliver to the Secured Party or its Representative the originals of all Motor Vehicle Titles, duly endorsed indicating the Secured Party’s interest therein as a lienholder, together with such other documents as may be required consistent with Section 4.1(d) hereof to perfect the security interest granted by Section 3 in all such Motor Vehicles (if any).

4.12      Termination; Partial Release of Collateral. This Agreement and the Liens and security interests granted hereunder shall continue in effect until the Obligations are Paid in Full and the Credit Agreement is terminated. Upon such termination of this Agreement, the security interest granted hereby shall automatically terminate and all rights to the Collateral shall revert to the applicable Debtor, and the Secured Party will promptly following such termination deliver possession of all Collateral to the Debtors and execute and deliver to Debtors such documents as necessary to evidence such termination, including UCC termination statements and such other documentation as shall be reasonably requested by Debtors to effect the termination and release of the Liens and security interests in favor of the Secured Party affecting the Collateral. Notwithstanding the foregoing, so long as (a) no Event of Default shall have occurred and be continuing at the time of such conveyance to BPC, (b) such conveyance to BPC is consummated on or after January 1, 2019 in accordance with the express terms and conditions of the Biocenters Purchase Agreement as in effect on the Closing Date and (c) Secured Party shall have received written notice from Debtors confirming the date of such conveyance to BPC, then Secured Party’s Lien on the Specified Collateral so conveyed to BPC shall be deemed released simultaneously with such conveyance. Following any such Lien release, Secured Party shall execute and deliver (at Debtors’ cost and expense) such instruments, documents and agreements as are reasonably requested by Debtors to further evidence and confirm such Lien release.

4.13      Further Assurances. At any time and from time to time, upon the written request of the Secured Party or its Representative, and at the sole expense of Debtors, Debtors will promptly and duly execute and deliver any and all such further instruments, documents and agreements and take such further actions as the Secured Party or its Representative may reasonably require in order for the Secured Party to obtain the full benefits of this Agreement and of the rights and powers herein granted in favor of the Secured Party, including, without limitation, using Debtors’ best efforts to secure all consents and approvals necessary or appropriate for the assignment to the Secured Party of any Collateral held by Debtors or in which a Debtor has any rights not heretofore assigned, the filing of any financing or continuation statements under the UCC with respect to the liens and security interests granted hereby, transferring Collateral to the Secured Party’s possession (if a security interest in such Collateral can be perfected by possession), placing the interest of the Secured Party as lienholder on the certificate of title of any Motor Vehicle, obtaining waivers of liens from landlords and mortgagees and delivering to Secured Party all such Control Agreements as Secured Party shall require duly executed by the applicable Debtor and the financial institution at which such Debtor maintains a Deposit Account covered by such Control Agreement. Each Debtor also hereby authorizes the Secured Party and its Representative to file any such financing or continuation statement without the signature of such Debtor to the extent permitted by applicable law.

4.14      Limitation on Duty of Secured Party. The powers conferred on the Secured Party under this Agreement are solely to protect the Secured Party’s interest on behalf of itself and the Lender in the Collateral and shall not impose any duty upon it to exercise any such powers. Without in any way limiting the exculpation and indemnification provisions of the Credit Agreement, the Secured Party shall be accountable only for amounts that it actually receives and retains for its own account as a result of the exercise of such powers and neither the Secured Party nor its Representative nor any of their respective officers, directors, employees or agents shall be responsible to Debtors for any act or failure to act, except for gross negligence or willful misconduct. Without limiting the foregoing, the Secured Party and any Representative shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in their possession if such Collateral is accorded treatment substantially similar to that which the relevant Secured Party or any Representative, in its individual capacity, accords its own property consisting of the type of Collateral involved, it being understood and agreed that neither the Secured Party nor any Representative shall have any responsibility for taking any necessary steps (other than steps taken in accordance with the standard of care set forth above) to preserve rights against any Person with respect to any Collateral.

Also without limiting the generality of the foregoing, neither the Secured Party nor any Representative shall have any obligation or liability under any Contract or license by reason of or arising out of this Agreement or the granting to the Secured Party of a security interest therein or assignment thereof or the receipt by the Secured Party or any Representative of any payment relating to any Contract or license pursuant hereto, nor shall the Secured Party or any Representative be required or obligated in any manner to perform or fulfill any of the obligations of Debtors under or pursuant to any Contract or license, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract or license, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

Section 5.           Miscellaneous.

5.1         No Waiver. No failure on the part of the Secured Party or any of its Representatives to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Secured Party or any of its Representatives of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law.

5.2         Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

5.3         Notices. All notices, approvals, requests, demands and other communications hereunder shall be delivered or made in the manner set forth in, and shall be effective in accordance with the terms of, the Credit Agreement; provided, that, to the extent any such communication (i) is being made or sent to a Debtor that is not a Borrower, such communication shall be effective as to such Debtor if made or sent to any Debtor in accordance with the foregoing or (ii) is being made or sent to Agent, such communication shall be made to Agent at the address set forth below Agent’s signature hereto. Debtors and Agent may change their respective notice addresses by written notice given to each other party ten (10) days following the effectiveness of such change.

5.4         Amendments, Etc. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by each Debtor and the Secured Party. Any such amendment or waiver shall be binding upon the Secured Party and each Debtor and their respective successors and assigns.

5.5         Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of each of the parties hereto, provided, that no Debtor shall assign or transfer any of its rights or obligations hereunder without the prior written consent of the Secured Party and Lender. Secured Party, in its capacity as Agent, may assign its rights and obligations hereunder without the consent of Debtors, in which event such assignee shall be deemed to be Secured Party hereunder with respect to such assigned rights; provided, so long as no Event of Default has occurred and is continuing, the Secured Party shall not assign any of its rights hereunder to a competitor of any Debtor.

5.6         Counterparts; Headings. This Agreement may be authenticated in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may authenticate this Agreement by signing any such counterpart. This Agreement may be authenticated by manual signature or facsimile, .pdf or similar electronic signature, all of which shall be equally valid. The headings in this Agreement are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.

5.7         Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (a) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Secured Party and its Representative in order to carry out the intentions of the parties hereto as nearly as may be possible and (b) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

5.8         SUBMISSION TO JURISDICTION; WAIVER OF VENUE; SERVICE OF PROCESS. EACH DEBTOR HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND EACH DEBTOR HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF SECURED PARTY TO BRING PROCEEDINGS AGAINST ANY DEBTOR IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY A DEBTOR AGAINST SECURED PARTY, THE LENDER OR ANY AFFILIATE THEREOF INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTION WITH THIS AGREEMENT SHALL BE BROUGHT ONLY IN A COURT IN NEW YORK, NEW YORK (AND SECURED PARTY AND THE LENDER HEREBY SUBMIT TO THE JURISDICTION OF SUCH COURT). EACH DEBTOR HERETO HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH ACTION OR PROCEEDING BY MAILING BY REGISTERED OR CERTIFIED MAIL A COPY THEREOF TO SUCH DEBTOR AT THE ADDRESS FOR NOTICES TO IT IN ACCORDANCE WITH SECTION 5.3 OF THIS AGREEMENT AND AGREES THAT SUCH NOTICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT OF SECURED PARTY OR THE LENDER TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.

5.9         WAIVER OF RIGHT TO TRIAL BY JURY. EACH DEBTOR AND SECURED PARTY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH DEBTOR AND SECURED PARTY AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION 5.9 AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

5.10      Joint and Several. The obligations, covenants and agreements of Debtors hereunder shall be the joint and several obligations, covenants and agreements of each Debtor, whether or not specifically stated herein without preferences or distinction among them.

5.11      Agent.

(a)          The Lender has, pursuant to an Agency Agreement, designated and appointed the Agent as the administrative agent of the Lender under this Agreement and the other Loan Documents.

(b)          Nothing in this Section 5.11 shall be deemed to limit or otherwise affect the rights of Secured Party or the Lender to exercise any remedy provided in this Agreement or any other Loan Document.

(c)          If pursuant to any Loan Document, Secured Party is given the discretion to allocate proceeds received by Secured Party pursuant to the exercise of remedies under the Loan Documents or at law or in equity (including without limitation with respect to any secured creditor remedies exercised against the Collateral and any other collateral security provided for under any Loan Documents), Secured Party (at the direction of Lender) or Lender shall apply such proceeds to the then outstanding Obligations in such order as Secured Party (at the direction of Lender) or Lender shall elect.

5.12      No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

5.13      ENTIRE AGREEMENT; AMENDMENT. THIS AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, SUPERSEDES ALL OTHER PRIOR ORAL OR WRITTEN AGREEMENTS BETWEEN SECURED PARTY, THE DEBTORS, THEIR AFFILIATES AND PERSONS ACTING ON THEIR BEHALF WITH RESPECT TO THE MATTERS DISCUSSED HEREIN, AND THIS AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS AND THE OTHER INSTRUMENTS REFERENCED HEREIN AND THEREIN, CONTAIN THE ENTIRE UNDERSTANDING OF THE PARTIES WITH RESPECT TO THE MATTERS COVERED HEREIN AND THEREIN AND, EXCEPT AS SPECIFICALLY SET FORTH HEREIN OR THEREIN, NEITHER THE SECURED PARTY NOR ANY DEBTOR MAKES ANY REPRESENTATION, WARRANTY, COVENANT OR UNDERTAKING WITH RESPECT TO SUCH MATTERS. AS OF THE DATE OF THIS AGREEMENT, THERE ARE NO UNWRITTEN AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE MATTERS DISCUSSED HEREIN. NO PROVISION OF THIS AGREEMENT MAY BE AMENDED, MODIFIED OR SUPPLEMENTED OTHER THAN BY AN INSTRUMENT IN WRITING SIGNED BY THE DEBTORS AND THE SECURED PARTY.

- Remainder of Page Intentionally Left Blank; Signature Page Follows -

IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed and delivered as of the day and year first above written.

DEBTORS:

ADMA BIOLOGICS, INC.

By:	/s/ Brian Lenz Name: Brian Lenz Title: Vice President

ADMA PLASMA BIOLOGICS, INC.

By:	/s/ Brian Lenz Name: Brian Lenz Title: Vice President

ADMA BIO CENTERS GEORGIA INC.

By:	/s/ Brian Lenz Name: Brian Lenz Title: Vice President

ADMA BIOMANUFACTURING, LLC

By:	/s/ Brian Lenz Name: Brian Lenz Title: Vice President

SIGNATURE PAGE TO
SECURITY AGREEMENT

SECURED PARTY:

WILMINGTON TRUST, NATIONAL ASSOCIATION, as the Agent

By:	/s/ Jennifer K. Anderson Name: Jennifer K. Anderson Title: Assistant Vice President

Notice Address:

WILMINGTON TRUST, NATIONAL ASSOCIATION

Rodney Square North

1100 North Market Street

Wilmington, Delaware 19890

Attention: Jennifer K. Anderson, Assistant Vice President
Telephone: 302-636-5048
Facsimile: 302-636-4145

E-mail: jkanderson@wilmingtontrust.com

with a copy (which shall not constitute notice) to:

Duane Morris LLP
222 Delaware Avenue, Suite 1600
Wilmington, DE 19801
Attention: Christopher M. Winter, Esq.
Telephone: (302) 657-4904
Facsimile: (302) 397-2455
E-mail: cmwinter@duanemorris.com

SIGNATURE PAGE TO
SECURITY AGREEMENT